Supplement dated August 27, 2003
            to Prospectus for Vontobel Funds, Inc. dated May 1, 2003,
                            as revised July 28, 2003

     At a meeting held August 12, 2003, the board of directors of Vontobel Funds, Inc. ("Vontobel") unanimously approved an Agreement and Plan of Reorganization by and between Vontobel Funds, Inc. and Janus Adviser, a newly organized Delaware statutory trust, providing for the reorganization of certain of the Vontobel Funds into comparable series of Janus Adviser (the "Reorganization") as follows:

Current Fund                            Proposed Acquiring Fund
-------------                           ------------------------
Vontobel U.S. Value Fund                Janus Adviser--U.S. Value Fund
Vontobel International Equity Fund      Janus Adviser--International Equity Fund

     Pursuant to the Reorganization, (i) Vontobel U.S. Value Fund will transfer its assets and liabilities to Janus Adviser--U.S. Value Fund in exchange for Investor Shares, Class I Shares, Class A Shares and Class C Shares of Janus Adviser--U.S. Value Fund and (ii) Vontobel International Equity Fund will transfer its assets and liabilities to Janus Adviser-- International Equity Fund in exchange for Investor Shares, Class I Shares and Class A Shares of Janus Adviser-- International Equity Fund. Shares of the Janus funds received by the Vontobel funds will be distributed to shareholders as follows: Vontobel Class A shareholders who purchased their shares directly from Vontobel with or without a sales charge will receive Investor Class Shares of the corresponding Janus fund, Vontobel Class A shareholders who purchased their shares through a financial intermediary without a sales charge will receive Class I Shares of the corresponding Janus Fund, Vontobel Class A shareholders who purchased their shares through a financial intermediary with a sales charge will receive Class A Shares of the corresponding Janus Fund, and Class C shareholders of Vontobel U.S. Value Fund will receive Class C Shares of Janus Adviser--U.S. Value Fund.

     The Reorganization is not intended to result in income, gain or loss to shareholders of the Vontobel funds for federal income tax purposes.

     Janus Capital Management LLC will become the investment adviser of the Janus funds and assume supervisory responsibility for the Janus funds' investment activities. Vontobel Asset Management, Inc., the investment adviser of the Vontobel funds, will serve as subadviser to the Janus funds and will have portfolio management responsibility for the Janus funds.

     Shareholders of Vontobel U.S. Value Fund and Vontobel International Equity Fund will be asked to approve the Reorganization with respect to each fund at a shareholders meeting to be held in September 2003. Shareholders will receive materials about the proposed Reorganization at a later date. If you purchased shares of either of Vontobel U.S. Value Fund or Vontobel International Equity Fund through a financial intermediary, your financial intermediary will generally be passing these materials on to you and requesting your vote on these matters.

     If approved by the shareholders, the Reorganization is expected to close in September 2003.